UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 13, 2025
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Series C Participating Preferred Stock, par value $0.0001 per share Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 13, 2025, the Board of Directors of Star Equity Holdings, Inc. (the “Company”) approved (i) an annual bonus plan (the “2025 KBS Bonus Plan”) for certain senior employees of its subsidiary KBS Builders, Inc. (“KBS”) and (ii) an annual bonus plan (the “2025 EGBL Plan”) for certain senior employees of its subsidiaries EdgeBuilder, Inc. and Glenbrook Building Supply, Inc. (such subsidiaries together, “EGBL”). Each Plan establishes an annual bonus pool in an amount to be determined based on the achievement by KBS or EGBL, as applicable, of adjusted EBITDA targets. The applicable targets in each year will be based on the historical three-year average of pre-bonus adjusted EBITDA achievement, plus 15% (the equivalent of 5% average annual growth). Under each Plan, the bonus pool will begin accruing at 80% achievement of the applicable adjusted EBITDA target. Pursuant to each Plan, bonus pool payments will be made in cash for all amounts earned up to $25,000, beyond which bonuses shall be payable two-thirds in cash and one-third in shares of the Company’s Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). Series A Preferred Stock issued pursuant to each Plan shall be subject to vesting in equal annual installments over a three-year period. The Company retains discretion under the Plans to increase or reduce any bonus under a Plan to account for specific circumstances. The Plans are effective immediately, beginning with the year 2025.

Thatcher Butcher, as President of KBS and a named executive officer of the Company, will have the potential to receive a bonus payable under the 2025 KBS Bonus Plan.

Item 9.01.  Financial Statements and Exhibits
(d)  Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     February 18, 2025